Exhibit 10.9.3

AMENDMENT

dated

DECEMBER 28, 2012

Reference is hereby made to each PartnerRe Ltd. Director Share Option Agreements (each an “Option Agreement”) and each Restricted Share Unit Awards (each, an “RSU Agreement”), described on Schedule 1 hereto. Unless otherwise defined herein, capitalized terms used herein shall have the meaning set forth in or incorporated into the relevant Option Agreement or RSU Agreement, as the case may be.

1. The paragraph of each Option Agreement headed “Transferability” is hereby amended in its entirety to read as follows:

“Transferability. This Option shall not be transferable except in accordance with, and only to the extent permitted by, the applicable provisions of the Plan. Pursuant thereto, this Option may be transferred to any person or entity qualifying as a “family member” of the Optionee (as “family member” is defined in General Instruction A1(a)(5) of Form S-8 registration statement under the Securities Act of 1933, as amended).”

2. The paragraph of each RSU Agreement headed “Transferability” is hereby amended in its entirety to read as follows:

“Transferability. This RSU shall not be transferable except in accordance with, and only to the extent permitted by, the applicable provisions of the Plan. Pursuant thereto, this RSU may be transferred to any person or entity qualifying as a “family member” of the Participant (as “family member” is defined in General Instruction A1(a)(5) of Form S-8 registration statement under the Securities Act of 1933, as amended).”

3. The foregoing provisions shall be interpreted and applied to the maximum extent necessary to effectuate the purposes of the foregoing.

IN WITNESS WHEREOF, the parties hereto and executed this Amendment as of the date and year first written above.

PARTNERRE LTD.

By:	/s/ Marc Wetherhill
	Name:	Marc Wetherhill
	Title:	Chief Legal Counsel

OPTIONEE/PARTICIPANT

By:	/s/ John A. Rollwagen
	Name:	John A. Rollwagen
	Title:	Director

SCHEDULE 1

TO

AMENDMENT

DATED DECEMBER 28, 2012

Option Agreements

Option Agreements dated as of June 15, 2012; June 15, 2011; May 10, 2007; May 12, 2006; May 10, 2005 and May 13, 2004 in each case by and between the Company and John Rollwagen.

RSU Agreements

RSU Agreements dated as of June 15, 2012; June 15, 2011; June 15, 2010; December 1, 2008; September 2, 2008; June 2, 2008 and March 3, 2008 in each case by and between the Company and John Rollwagen.